UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2022 agilon health, inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40332	37-1915147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6210 E Hwy 290, Suite 450 Austin, Texas	78723
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 562 256-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AGL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 10, 2022, Michael Smith, age 74, resigned from the board of directors (the “Board”) of agilon health, inc. (the “Company”). Mr. Smith’s decision to resign was not the result of any disagreement with the Company in relation to any of the Company’s operations, policies or practices.

Effective August 10, 2022, Jeffrey A. Schwaneke was appointed to the Board as a Class I director in accordance with the Company’s Amended and Restated Certificate of Incorporation, to fill the vacancy on the Board created by Mr. Smith’s resignation from the Board, the term of such office expiring at the Company’s 2025 annual meeting of stockholders. Effective August 10, 2022, Mr. Schwaneke was appointed to serve on the Audit Committee of the Board. There was no arrangement or understanding between Mr. Schwaneke and any other person pursuant to which he was selected as a director.

Jeffrey A. Schwaneke, age 47, served as the Executive Vice President of Health Care Enterprises for Centene Corporation from June to September 2021. From March 2016 through May of 2021 Mr. Schwaneke was the Executive Vice President, Chief Financial Officer and Treasurer of Centene Corporation. Mr. Schwaneke joined Centene Corporation in July 2008 as Senior Vice President, Corporate Controller and Chief Accounting Officer. Prior to joining Centene, Mr. Schwaneke served as the Assistant Controller and then as Chief Accounting Officer of Novelis, Inc. from 2006 through 2008. Mr. Schwaneke received a degree in Accounting from the University of Missouri and is a CPA.

We believe that Mr. Schwaneke is qualified to serve on the Board based on his leadership, financial and industry experience.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K other than the previously disclosed indemnification arrangements entered into by the Company and each of its directors.

Director Compensation

Mr. Schwaneke will be compensated in accordance with previously disclosed compensation programs for the Company’s non-officer directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

agilon health, inc.

Date: August 10, 2022	By:	/s/ TIMOTHY S. BENSLEY
Timothy S. Bensley
Chief Financial Officer